                                                                   EXHIBIT 10.33

                                 AMENDMENT TO

                           ASSET PURCHASE AGREEMENT

     This Amendment to Asset Purchase Agreement is made and entered into as of this 31st day of December, 1997 by and among SCP Pool Corporation, a Delaware corporation ("SCP"), South Central Pool Supply, Inc., a Delaware corporation ("Buyer"), Bicknell Huston Distributors, Inc., a Massachusetts corporation ("Seller"), Pacific Industries, Inc., a Delaware corporation ("Pacific"), and Cookson America, Inc., a Delaware corporation ("Cookson").

                             W I T N E S S E T H :
                             - - - - - - - - - - -

     WHEREAS, the parties referred to above are parties to the Asset Purchase Agreement dated November 13, 1997, pursuant to which the Buyer is purchasing substantially all of the business and assets of Seller, and the parties now desire to amend the Asset Purchase Agreement;

     WHEREAS, the terms used herein shall have the meaning set forth in the Asset Purchase Agreement.

     NOW, THEREFORE, the parties agree that the Asset Purchase Agreement is amended and/or supplemented as follows:

          1. Section 1.1(d)(iii) is hereby amended by adding the phrase "and
Section 8.17" after the phrase "Section 8.5" in the second line and the fourth line of Section 1.1(d)(iii).

          2. Section 1.1(d)(v) is hereby amended by deleting the phrase "or alleged violation" in the second line of Section 1.1(d)(v) and insert in the fourth line after the word "Person" and before the closed parenthesis the phrase "or the cost of defending against or disputing any such violation or alleged violation."

          3. Section 1.1(d) is amended by adding an additional paragraph at the end of Section 1.1(d) as follows:

               "Notwithstanding anything in this Section 1.1(d) to the contrary, any liability arising from the sale of any of the Inventory by the Buyer after the Closing shall not be deemed an "Excluded Liability" and shall be deemed to relate to the business and operations of the Buyer after the Closing, except to the extent any of the Inventory has been made defective due to the acts of Seller."

     4. Section 1.4(a) of the Agreement is hereby amended by deleting the last sentence in Section 1.4(a) and inserting in its place the following: "The effective time of the Closing shall be 12:01 a.m. on January 1, 1998."

     5. Section 4.1(a) is hereby amended by deleting the second sentence of
Section 4.1(a) and replacing it with the following:

               "Seller has full corporate power necessary to own and operate its properties and business and to conduct its business as presently conducted."

     6. Section 4.16 is hereby amended by adding the following at the end of
Section 4.16:

               "(c) Seller has all necessary power and authority and all licenses, permits and authorizations necessary to own and operate its properties and business and to conduct its business as presently conducted."

     7. Section 6.1(c) is hereby amended by replacing the date "December 30, 1997" in each place where it is used in Section 6.1(c) with the date "December 31, 1997".

     8. Section 7.2(b)(i) is hereby amended by adding after the word "above" in the second line of Section 7.2(b)(i) the following:

               "or, to the extent Section 1.1(d) may be deemed a covenant or agreement of any of the Cookson Entities, under Section 7.A(a)(ii) above".

     9. Section 7.2(b)(iii) is hereby amended by adding after the word "above" in the second line of Section 7.2(b)(iii) the following phrase:

               "or, to the extent Section 1.1(d) may be deemed a covenant or agreement of any of the Cookson Entities, in subsection (a)(ii) above".

     10. Section 8.14(b) and Section 8.14(c) are hereby amended by replacing the phrase "Section 8.11" in each of those provisions with the phrase "Section 8.14."

     11. Section 8.20 is hereby amended by adding after the phrase "Leased Real Property" in the second line of Section 8.20 the phrase "(other than the old Syracuse Lease expiring August 31, 1998)" and adding the phrase "or in a form otherwise agreed upon by the Buyer and Seller" after the word "hereto" in the second line of Section 8.20.

     12. That the definition of "Environmental and Safety Requirements" located in Section 10.1 is hereby amended by adding at the end of such definition the phrase "on or prior to the Closing Date".

     13. That Schedules 4.7, 4.8(a) and 4.13 attached to the Asset Purchase Agreement are hereby replaced by the respective Schedules attached hereto as
Schedule 4.7, Schedule 4.8(a) and Schedule 4.13.

     14. That the Pacific Supply Agreement attached to the Asset Purchase Agreement as Exhibit C is hereby deleted and replaced with the Pacific Supply Agreement attached hereto as Exhibit C.

     15. Except as expressly provided herein, the Asset Purchase Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Asset Purchase Agreement as of the date first written above.

                                      SCP POOL CORPORATION

                                      By:    /S/WILSON B. SEXTON
                                         -------------------------
                                      Name:  Wilson B. Sexton
                                      Title: Chairman


                                      SOUTH CENTRAL POOL SUPPLY, INC.

                                      BY:    /S/WILSON B. SEXTON
                                         -------------------------
                                      Name:  Wilson B. Sexton
                                      Title: Chairman


                                      BICKNELL HUSTON DISTRIBUTORS, INC.

                                      BY:    /S/THOMAS G. GIBBS
                                         -------------------------
                                      Name:  Thomas G. Gibbs
                                      Title: Treasurer


                                      PACIFIC INDUSTRIES, INC.

                                      BY:    /S/THOMAS G. GIBBS
                                         -------------------------
                                      Name:  Thomas G. Gibbs
                                      Title: Vice President


                                      COOKSON AMERICA, INC.

                                      BY:    /S/MARK J. PECHAK
                                         -------------------------
                                      Name:  Mark J. Pechak
                                      Title: Vice President

                                 SCHEDULE 4.7
                                 ------------

ABSENCE OF CERTAIN DEVELOPMENTS
-------------------------------

(1) A major customer of Seller (Clear Blue) currently has certain tax problems that is likely to result in it filing for bankruptcy and terminating its operations and any further purchases of product.

(2) It is anticipated that the note receivable of Central Pools & Supplies, Inc. referenced on Schedule 4.12 will be discharged prior to the Closing Date upon receipt of final payment.

(3)  The Seller is in the process of moving its current Syracuse branch to 900
     E. Hiawatha Boulevard, Syracuse, New York on or about December 1, 1997. The Seller has entered into a real estate lease with respect to the new location as set forth on Schedule 4.8(a). Seller will be completing leasehold improvements in the amount of approximately $156,000. The current Syracuse lease will expire on August 31, 1998.

(4) Seller has terminated its software contract with its software supplier due to its acquisition of the software.

(5) The Massachusetts Attorney General's Office has completed an audit of Seller in 1997 which will require Seller to reclassify approximately 27 employees from exempt to non-exempt status as of January 1, 1998 - See
     Schedule 4.17.

(6) Seller anticipates subleasing the Framingham storage facility, which is not currently being used by Seller.

(7) The Business of Seller may be affected by, and the Cookson Entities shall have no responsibility for, changes in the economic condition or climate of the industry in which the Seller is engaged or the economy in general and, in particular, the Business is subject to adverse changes in its operations and operating results due to the seasonal nature of the Business.

(8) Seller entered into a Second Amendment on November 10, 1997 to the Lease Agreement dated January 1, 1991, amended August 13, 1993, between Elmwood Realty Associates and Seller relating to the leased premises located at 12 Parkwood Drive, Hopkinton, Massachusetts.

                                SCHEDULE 4.8(a)

LEASES AND SUBLEASES

(1) NORTH ANDOVER, MASSACHUSETTS--2250 Turnpike Street, Building C. Lease Agreement dated September 30, 1996 between Nomed Realty Trust and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.

(2) SYRACUSE, NEW YORK (New)--900 Hiawatha Boulevard, Hiawatha Center. Lease Agreement dated July 2, 1997 between Dale Weaver and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.

(3)  SYRACUSE, NEW YORK (Existing/Old)--1901 Lemoyne Avenue, Salina, New York.
     (a) Lease Agreement dated March 21, 1988 between Dubnoff-Koldin Realty and Bicknell, Incorporated and (b) Modification of Lease Agreement dated February 24, 1992 between Dubnoff-Koldin Realty and Bicknell Distributors, Inc. Lease expires August 31, 1998; written consent of the landlord required to assign.

(4) ALBANY, NEW YORK--45 Industrial Park Road. Lease Agreement dated January 11, 1995 between The Marval Company and Bicknell Distributors, Inc.; written consent of landlord required to assign (notice by certified mail); Landlord has 30 days to approve or can terminate lease.

(5) ZELIENOPLE, PENNSYLVANIA-Schreiber Industrial Park North, Building No. 3. Lease Agreement dated October 4, 1996 between Schreiber Industrial Park North Company and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.

(6)  BRIDGEWATER, NEW JERSEY--Building No. 6E, Central Jersey Industrial Park.
     (a) Lease Agreement and (b) Addendum to Lease dated January 9, 1995 between Edmar Corporation and Huston Distributors, Inc.; written consent of landlord required to assign.

(7) DELANCO, NEW JERSEY--710 Coopertown Road. Lease Agreement dated May 1, 1996 between Andrew E. Colson, Jr. and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign; must deliver to Landlord full assignment agreement and banking information of assignee/sublessee adequate to demonstrate financial responsibility.

(8) WINDSOR, CONNECTICUT--436 Hayden Station Road. Lease Agreement dated January 1, 1994 between The Teacher's Retirement System of the State of Illinois and Bicknell Distributors, Inc.; written consent of landlord required to assign; landlord has right of first refusal to take the remainder of the lease.

(9) PORTLAND, MAINE-520 Riverside Industrial Parkway. (a) Lease Agreement dated May 30, 1991 between 500 Riverside Associates and Pacific Industries, Inc. and (b) Assignment and Assumption and Amendment of Lease dated October 1, 1995 between 500 Riverside Associates, Pacific Industries, Inc. and Bicknell Distributors, Inc.; written consent of landlord required to assign.

(10) HOPKINTON, MASSACHUSETTS-12 Parkwood Drive. (a) Lease Agreement dated January 1, 1991; (b) First Amendment to Lease Agreement dated August 13, 1993 between Realty Associates and Bicknell Distributors, Inc.; and (c) Second Amendment to Lease Agreement dated November 10, 1997 between Elmwood Realty Associates and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.

(11) BATAVIA, NEW YORK-2 Treadeasy Avenue. Lease Agreement dated January 25, 1995, as amended February 23, 1995 (no formal amendment), between Mega Properties Corp. and Bicknell Distributors, Inc.; written consent of landlord required to assign.

(12) RONKONKOMA, NEW YORK-2133 Ocean Avenue. Lease Agreement dated March 22, 1995 between Lakeland Five Associates and Huston Distributors, Inc.; written consent of landlord required to assign.

(13) FRAMINGHAM, MASSACHUSETTS-685 Cochituate Road. Indenture of Lease dated January 30, 1974 between Frank W. Generazio, Jr. and John C. Acton and Bicknell, Inc. This Lease is a sublease. Prime Lease is dated January 30, 1974 and is between Frank W. Generazio, Jr. and John C. Aton (as Tenants) and Shopper's World, Inc. (as Landlord)- written consent of landlord required to assign.

                                 SCHEDULE 4.13
                                 -------------
                              PROPRIETARY RIGHTS
                              ------------------

(1)  The Seller owns the following registered trademarks/servicemarks:


          Mark                  Reg. Number       Reg. Date
          ----                  -----------       ---------
          BICKNELL              U.S 954,287       03/06/73

          CITATION              MA 35,731         09/11/84
          stylized letters

          CITATION              RI 8,494          09/05/84
          stylized letters

          CITATION SWIMMING     MA 35,590         O8/16/84
          POOL SUPPLY

          CITATION SWIMMING     RI 84,814         08/10/84
          POOL SUPPLY


          HERITAGE POOLS        US  925,361       12/14/71
                                                  (expired)

          SHOCK-IT              US 1,092,042      5/30/78

(2)  The Seller has used the following common law trade names:

          Bicknell Huston
          Huston

(3)  The Seller has used the following common law servicemark:

          BHD with logo

(4)  The Seller has used the following brand names:

          Heritage
          Whale Brand

Note: (a) The Seller has used the common trade name "Huston" pursuant to a royalty free non-exclusive perpetual license granted to Seller by Huston Supply Company, Inc. to use the name in the pool distribution business under Section
10.3 of the Asset Purchase Agreement dated April 19, 1993 with Huston Supply Company, Inc. (see Schedule 4.12).

       (b) See License Agreement referenced as Item No. 3 on Schedule 4.12 for restriction on use of "Bicknell".

                                      20